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                                                                    Exhibit 10.8

                                                   Note Number:_________________


                            Note Purchase Agreement

     The undersigned hereby agrees to purchase, at par, $ _______________ in aggregate principal amount of the following securities (the "Securities") of The Thaxton Group, Inc. (the "Company") offered pursuant to the Prospectus dated ___________, 2001 (as the same may be amended, modified or supplemented, the "Prospectus"), receipt of which is hereby acknowledged:

Security:  _________________________________________


Term: ______________________________________________


Interest Rate:  ____________________________________


Registration Code:  ________________________________



The name(s) and address in which the Securities being purchased by the undersigned are to be registered are as follows (all persons so named must execute this Note Purchase Agreement):

____________________________________

____________________________________  Social Security or
                                      Employer I.D. No.  ___________________
____________________________________

____________________________________  Telephone Number  ___________________





Each of the undersigned hereby agrees that all Securities purchased hereby are subject to all the terms and conditions including, without limitation, subordination of the indebtedness evidenced thereby, as set forth in the Prospectus and in the Indenture, dated as of February 17, 1998, between the Company and the Bank of New York, as Trustee.
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================================================================================
THIS SECURITY IS NOT A SAVINGS ACCOUNT OR AN OBLIGATION OF AN INSURED DEPOSITORY INSTITUTION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC).
================================================================================


By executing this Note Purchase Agreement, I (we), under penalty of perjury, certify that: (1) the number shown on this form is my (our) correct taxpayer identification number (T.I.N.) and (2) I (we) am (are) not subject to backup withholding either because of (a) I (we) am (are) exempt from backup withholding, or (b) I (we) have not been notified by the Internal Revenue Service that I (we) am (are) subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me (us) that I (we) am (are) no longer subject to backup withholding. (If you have been notified by the IRS that you are subject to backup withholding, delete the language in (2) above.)



INTEREST ELECTION FOR 6, 12, 36 and 60 MONTH TERM NOTES (CHECK ONE)

1.  MONTHLY CHECK      _______   x________________________________________

2.  QUARTERLY CHECK    _______

3.  PAID AT MATURITY  ________   x________________________________________

                                          (This Note Purchase Agreement must be
                                          executed by all persons whose names
                                          appear on the Securities purchased
                                          hereby.)

                                          Date:_____________________________

Approval by Officer of                    PLEASE NOTE THAT IF YOU HAVE
The Thaxton Group, Inc.                   PURCHASED A 1, 6, 12, 36 OR 60-
                                          MONTH NOTE IT WILL AUTOMATICALLY
                                          RENEW AS PROVIDED IN THE
_______________________                   PROSPECTUS AND THE NOTE FORM,
                                          UNLESS YOU NOTIFY US THAT YOU
                                          DESIRE TO REDEEM THE NOTE.


Title__________________

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